SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 13, 2001

AXYS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-22788 (Commission File Number)	22-2969941 (IRS Employer Identification No.)

180 Kimball Way, South San Francisco, California 94080

(Address of principal executive offices)       (Zip Code)

(650) 829-1000

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

99.1	Transcript of conference call held on June 13, 2001.

ITEM 9. REGULATION FD DISCLOSURE

      On June 13, 2001, Axys Pharmaceuticals, Inc. (“Axys”) and Celera Genomics, an Applera Corporation business (“Celera”) held a joint conference call and simultaneous webcast announcing that they have entered into a definitive agreement pursuant to which Celera will acquire Axys in a stock-for-stock transaction intended to qualify as a tax-free reorganization. A copy of the transcript of the conference call and webcast is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

      Axys Pharmaceuticals, Inc., is furnishing the information contained in this Current Report on Form 8-K pursuant to the Securities and Exchange Commission’s Regulation FD.

2

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2001

AXYS PHARMACEUTICALS, INC.

By:	/s/ Douglas Altschuler

Name: Douglas Altschuler Title: Vice President, General Counsel

3

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Transcript of conference call held on June 13, 2001.

4